Summary of Federal Income Tax Expense Attributable to Income (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Summary of percentage computed by applying the U.S. federal income tax rate to (loss) income before federal income taxes and noncontrolling interests
Computed (expected tax expense (benefit))	$ 430	$ (46)	$ 469
Dividends received deduction	(118)	(87)	(112)
Tax credits	(63)	(53)	(82)
Other, net	44	39	38
Total tax (benefit) expense	$ 293	$ (147)	$ 313
Computed (expected tax expense (benefit)), percentage	35.00%	35.00%	35.00%
Dividends received deduction, percentage	(10.00%)	66.00%	(8.00%)
Tax credit, percentage	(5.00%)	41.00%	(6.00%)
Other, net, percentage	4.00%	(30.00%)	2.00%
Total percentage	24.00%	112.00%	23.00%